UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 25, 2013

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1014 Vine Street

Cincinnati, OH  45202

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01  Other Events.

On December 15, 2010, The Kroger Co. filed Registration Statement No. 333-171183 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”).  Pursuant to a Prospectus Supplement dated July 18, 2013, The Kroger Co. is issuing $600,000,000 of debt securities denominated 3.85% Senior Notes due 2023 and $400,000,000 of debt securities denominated 5.15% Senior Notes due 2043 (collectively, the “Notes”).

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of debt securities.  In connection with the issuance of the Notes, the Registrant has executed an Underwriting Agreement and a Pricing Agreement both dated as of July 18, 2013, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBS Securities Inc., Fifth Third Securities, Inc., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC, PNC Capital Markets LLC, CastleOak Securities, L.P., and Drexel Hamilton, LLC.

The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.

The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement. The Twenty-Seventh Supplemental Indenture, relating to the 3.85% Senior Notes due 2023, dated as of July 25, 2013, among The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between The Kroger Co. and Firstar Bank, National Association, as Trustee. The Twenty-Seventh Supplemental Indenture is attached hereto as Exhibit 4.3.1.

The Twenty-Eighth Supplemental Indenture, relating to the 5.15% Senior Notes due 2043, dated as of July 25, 2013, among The Kroger Co. and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, between The Kroger Co. and Firstar Bank, National Association, as Trustee. The Twenty-Eighth Supplemental Indenture is attached hereto as Exhibit 4.3.2.

An opinion of Paul Heldman, Esq., including his consent, is attached as Exhibit 5.1. An opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, including its consent, is attached as Exhibit 5.2.

The Company expects to use the proceeds of the Notes to repay commercial paper that was issued to fund the repayment of long-term indebtedness that matured in February 2013 and April 2013 and for general corporate purposes.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

1.1  Underwriting Agreement dated as of July 18, 2013, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBS Securities Inc., Fifth Third Securities, Inc., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC, PNC Capital Markets LLC, CastleOak Securities, L.P., and Drexel Hamilton, LLC.

1.1.1  Pricing Agreement dated as of July 18, 2013, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBS Securities Inc., Fifth Third Securities, Inc., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC, PNC Capital Markets LLC, CastleOak Securities, L.P., and Drexel Hamilton, LLC.

4.3.1  Twenty-Seventh Supplemental Indenture, dated as of July 25, 2013, relating to the 3.85% Senior Notes due 2023, between The Kroger Co., and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

4.3.2 Twenty-Eighth Supplemental Indenture, dated as of July 25, 2013, relating to the 5.15% Senior Notes due 2043, between The Kroger Co., and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

5.1  Opinion of Paul Heldman, Esq.

5.2.  Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

23.1 Consent of Paul Heldman, Esq., which is contained in his opinion filed as Exhibit 5.1.

23.2 Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, which is contained in the opinion filed as Exhibit 5.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

July 25, 2013	By:	/s/ Paul Heldman
Paul Heldman
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1

Underwriting Agreement dated as of July 18, 2013, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBS Securities Inc., Fifth Third Securities, Inc., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC, PNC Capital Markets LLC, CastleOak Securities, L.P., and Drexel Hamilton, LLC.

1.1.1

Pricing Agreement dated as of July 18, 2013, among The Kroger Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc. Wells Fargo Securities, LLC, Citigroup Global Markets Inc., RBS Securities Inc., Fifth Third Securities, Inc., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC, PNC Capital Markets LLC, CastleOak Securities, L.P., and Drexel Hamilton, LLC.

4.3.1

Twenty-Seventh Supplemental Indenture, dated as of July 25, 2013, relating to the 3.85% Senior Notes due 2023, between The Kroger Co., and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

4.3.2

Twenty-Eighth Supplemental Indenture, dated as of July 25, 2013, relating to the 5.15% Senior Notes due 2043, between The Kroger Co., and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

5.1	Opinion of Paul Heldman, Esq.

5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

23.1	Consent of Paul Heldman, Esq., which is contained in his opinion filed as Exhibit 5.1.

23.2	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, which is contained in the opinion filed as Exhibit 5.2